Title Blue: Dark Blue: 23,55,94 24,49,116 Orange: 230,175,10 9 Grey: Blue Grey: 127,127,12 53,66,82 7 Light Blue: Light Blue: 114,164,18 91,152,197 3 Brown: Green: INVESTOR PRESENTATION 148,126,10 101,164,49 MAY 2019 3

Safe Harbor Disclosure Statement Statements made during the course of this presentation that are not historical facts are “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently uncertain and necessarily involve risks that may affect the business prospects and performance of HollyFrontier Corporation and/or Holly Energy Partners, L.P., and actual results may differ materially from those discussed during the presentation. Such risks and uncertainties include but are not limited to risks and uncertainties with respect to the actions of actual or potential competitive suppliers and transporters of refined petroleum products in HollyFrontier’s and Holly Energy Partners’ markets, the demand for and supply of crude oil and refined products, the spread between market prices for refined products and market prices for crude oil, the possibility of constraints on the transportation of refined products, the possibility of inefficiencies or shutdowns in refinery operations or pipelines, effects of governmental regulations and policies, the availability and cost of financing to HollyFrontier and Holly Energy Partners, the effectiveness of HollyFrontier’s and Holly Energy Partners’ capital investments and marketing strategies, HollyFrontier's and Holly Energy Partners’ efficiency in carrying out construction projects, HollyFrontier's ability to acquire refined product operations or pipeline and terminal operations on acceptable terms and to integrate any existing or future acquired operations, the possibility of terrorist attacks and the consequences of any such attacks, and general economic conditions. Additional information on risks and uncertainties that could affect the business prospects and performance of HollyFrontier and Holly Energy Partners is provided in the most recent reports of HollyFrontier and Holly Energy Partners filed with the Securities and Exchange Commission. All forward- looking statements included in this presentation are expressly qualified in their entirety by the foregoing cautionary statements. The forward-looking statements speak only as of the date hereof and, other than as required by law, HollyFrontier and Holly Energy Partners undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Holly Energy Partners (NYSE: HEP) 2

Holly Energy Partners Consistent Distribution Growth Despite Crude A system of petroleum product and crude pipelines, storage tanks, distribution Price Volatility Distribution $/LP Unit terminals, loading racks and processing WTI Price $0.80 $160 units located at or near HFC’s refining DPU* assets in high growth markets WTI • Revenues are nearly 100% fee-based with $0.60 $120 limited commodity risk • Major refiner customers have entered into long-term contracts • Contracts require minimum payment $0.40 $80 obligations for volume and/or revenue commitments • Over 75% of revenues tied to long term contracts and minimum commitments $0.20 $40 • Earliest contract up for renewal in 2019 (approx. 9% of total commitments) • 58 consecutive quarterly distribution increases since IPO in 2004 $0.00 $0 • Target 1.0-1.1x distribution coverage 1Distributions are split adjusted reflecting HEP’s January 2013 two-for-one unit split. Holly Energy Partners (NYSE: HEP) 3

HollyFrontier and Holly Energy Partners Footprint Holly Energy Partners (NYSE: HEP) 4

HollyFrontier Business Segment Highlights

HOLLY ENERGY PARTNERS



REFINING

- Inland merchant refiner
- 5 refineries in the Mid Continent, Southwest and Rockies regions
- Flexible refining system with fleet wide discount to WTI
- Premium niche product markets versus Gulf Coast
- Organic initiatives to drive growth and enhance returns
- Disciplined capital structure & allocation



MIDSTREAM

- Operate Crude and Product Pipelines, loading racks, terminals and tanks in and around HFC's refining assets
- HFC owns 57% of the LP Interest in HEP and the non-economic GP interest
- IDR simplification transaction lowers HEP's cost of capital
- Over 75% of revenues tied to long term contracts and minimum volume commitments



SPECIALTY LUBRICANTS

- Integrated specialty lubricants producer with 34,000 barrels per day of production capacity
- Sells finished lubricants & specialty products in over 80 countries under the Petro-Canada Lubricants & Sonneborn product lines
- Production facilities in Mississauga, Ontario, Tulsa, Oklahoma, Petrolia, Pennsylvania and the Netherlands
- HollyFrontier Lubricants & Specialty Products is the largest North American white oil & group III base oil producer

Holly Energy Partners (NYSE: HEP)

5

HEP Ownership Structure IDR Simplification Provides Lower Cost of Capital for HEP HOLLYFRONTIER CORPORATION (HFC) 100% Interest GENERAL PARTNER (GP) HOLLY LOGISTIC PUBLIC SERVICES, L.L.C. Non-economic GP Interest 59.6mm HEP units1 57% LP Interest $1.6B Value2 45.8mm HEP units1 43% LP Interest $1.2B Value2 HOLLY ENERGY PARTNERS, L.P. (HEP) 1) Unit Count as of March 31, 2019 2) Based on HEP unit closing price on May 1, 2019 Holly Energy Partners (NYSE: HEP) 6

Limited Partner Distributions Since Inception Distribution has been increased every quarter since IPO – 58 consecutive quarters LP Distribution ($/Unit)1 $3.00 $2.65 $2.55 $2.50 $2.36 $2.20 $2.08 $1.96 $2.00 $1.84 $1.74 $1.66 $1.58 $1.50 $1.50 $1.42 $1.29 $1.11 $1.00 $0.50 $- 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 1) Distributions are split adjusted reflecting HEP’s January 2013 two-for-one unit split. Amounts based on distributions earned during the period. 2) See page 15 for definitions Holly Energy Partners (NYSE: HEP) 7

HEP Growth Since Inception Revenue, 15% CAGR1 EBITDA, 16% CAGR1 DCF, 15% CAGR1 $506 $347 $265 $80 $50 $41 2005 2018 2005 2018 2005 2018 1) See page 15 for definitions Holly Energy Partners (NYSE: HEP) 8

HEP Historical Growth

HOLLY ENERGY PARTNERS

Committed to Continuing Successful Track Record of Growth

2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019

- MLP IPO (July 2004)
- Alon pipeline and terminal asset acquisition (Feb 2005)
- Holly intermediate feedstock pipeline dropdown (July 2005)
- Holly South Line expansion project (2007-2008)
- Holly crude oil and tankage assets dropdown (Feb 2008)
- 25% JV with Plains for SLC pipeline (Mar 2009)
- Holly 16" intermediate pipeline facilities acquisition (June 2009)
- Holly Tulsa dropdown of loading rack (Tulsa West) (Aug 2009)
- Tulsa East acquisition & Roadrunner / Beeson dropdown (Dec 2009)
- Sale of 70% interest in Rio Grande to Enterprise (Dec 2009)
- Purchase of additional Tulsa tanks & racks and Lovington rack (Mar 2010)
- Holly Corporation and Frontier Oil Corporation complete merger (July 2011)
- Tulsa interconnect pipelines (Aug 2011)
- HFC dropdown of El Dorado & Cheyenne assets (Nov 2011)
- HEP purchases 75% interest in UNEV from HFC (July 2012)
- Crude gathering system expansion (2014)
- Acquisition of El Dorado tank farm (Mar 2015)
- 50% JV with Plains for Frontier pipeline (Aug 2015)
- HFC dropdown of El Dorado processing units (Nov 2015)
- HEP purchases 50% interest in Osage from HFC (Feb 2016)
- Purchase of Tulsa West Tanks (March 2016)
- 50% JV with Plains for Cheyenne pipeline (June 2016)
- HFC dropdown of Woods Cross processing units (Oct 2016)
- Acquired remaining interests in SLC / Frontier pipelines (Oct 2017)
- IDR Simplification (Oct 2017)
- Purchase of Catoosa Lubricants Terminal (June 2018)
- Constructed Orla Truck Rack (Jan 2019)

Holly Energy Partners (NYSE: HEP)

9

HEP Avenues for Growth ORGANIC ACQUISITIONS DROPDOWNS FROM HFC . Leverage HEP’s existing . Pursue logistics assets in HEP’s . Partnering with HFC to build footprint to capitalize on current geographic region and/or acquire new assets / commercial opportunities businesses . Replace incumbent HFC service . Contractual PPI/FERC providers with HEP . Target high tax basis assets Escalators with durable cash flow . Leverage HFC refining and characteristics that also add to commercial footprint HFC EBITDA . Participate in expected MLP sector consolidation Holly Energy Partners (NYSE: HEP) 10

Organic Growth Crude system expansion benefits both HEP and HFC • HEP owns and operates over 800 miles of crude gathering pipelines in the Permian Basin Crude Gathering Volume Growth 175 150 ) 125 (KBPD Per Day Day Per 100 75 ThousandBarrels 50 25 2011 2012 2013 2014 2015 2016 2017 2018 YTD 2019 Holly Energy Partners (NYSE: HEP) 11

HEP Capital Budget 2019 Capex Budget $35-45mm Reimbursable Expansion $7mm $20-25mm Maintenance $7-10mm Holly Energy Partners (NYSE: HEP) 12

HEP Financial Strength HEP Capital Structure ($ millions) 3/31/2019 Revolver Capacity $ 1,400 Revolver Borrowings $ (942) Revolver Availability $ 458 Reimbursable Cash & Marketable Securities $ 12 $15-20mm Total Liquidity $ 470 Expansion Maintenance $40-50mm $10-15mm 6.00% Senior Notes due 2024 $ 500 Revolver Borrowings $ 942 Total HEP Debt $ 1,442 TTM EBITDA $ 353 Debt/TTM EBITDA 4.1x Holly Energy Partners (NYSE: HEP) 13

Appendix-HEP Assets Holly Energy Partners owns and operates substantially all of the refined product pipeline and terminaling assets that support HollyFrontier’s refining and marketing operations in the Mid-Continent, Southwest and Rocky Mountain regions of the United States. • Approximately 3,400 miles of crude oil and petroleum product pipelines • 14 million barrels of refined product and crude oil storage • 8 terminals and 7 loading rack facilities in 9 western and mid-continent states • Refinery processing units in Woods Cross, Utah and El Dorado, Kansas • 75% joint venture interest in UNEV Pipeline, LLC – the owner of a 400- mile refined products pipeline system connecting Salt Lake area refiners to the Las Vegas product market • 50% joint venture interest in Cheyenne Pipeline LLC – the owner of an 87-mile crude oil pipeline from Fort Laramie, Wyoming to Cheyenne, Wyoming. • 50% joint venture interest in Osage Pipe Line Company, LLC – the owner of a 135-mile crude oil pipeline from Cushing, Oklahoma to El Dorado, Kansas Holly Energy Partners (NYSE: HEP) 14

Definitions KBPD: Thousand barrels per day CAGR: The compound annual growth rate is calculated by dividing the ending value by NON GAAP MEASUREMENTS: We report certain financial measures that are not the beginning value, raise the result to the power of one divided by the period length, prescribed or authorized by U. S. generally accepted accounting principles and subtract one from the subsequent result. CAGR is the mean annual growth rate of ("GAAP"). We discuss management's reasons for reporting these non-GAAP an investment over a specified period of time longer than one year. measures below. Although management evaluates and presents these non-GAAP measures for the reasons described below, please be aware that these non-GAAP DISTRIBUTABLE CASH FLOW: Distributable cash flow (DCF) is not a calculation based measures are not alternatives to revenue, operating income, income from upon GAAP. However, the amounts included in the calculation are derived from continuing operations, net income, or any other comparable operating measure amounts separately presented in our consolidated financial statements, with the prescribed by GAAP. In addition, these non-GAAP financial measures may be exception of excess cash flows over earnings of SLC Pipeline, maintenance capital calculated and/or presented differently than measures with the same or similar expenditures and distributable cash flow from discontinued operations. Distributable names that are reported by other companies, and as a result, the non-GAAP cash flow should not be considered in isolation or as an alternative to net income or measures we report may not be comparable to those reported by others. operating income as an indication of our operating performance or as an alternative to operating cash flow as a measure of liquidity. Distributable cash flow is not necessarily comparable to similarly titled measures of other companies. Distributable cash flow is presented here because it is a widely accepted financial indicator used by investors to compare partnership performance. We believe that this measure provides investors an enhanced perspective of the operating performance of our assets and the cash our business is generating. Our historical distributable cash flow for the past five years is reconciled to net income in footnote 3 to the table in "Item 6. Selected Financial Data" of HEP's 2018 10-K. EBITDA: Earnings before interest, taxes, depreciation and amortization which is calculated as net income plus (i) interest expense net of interest income and (ii) depreciation and amortization. EBITDA is not a calculation based upon U.S. generally accepted accounting principles (“U.S. GAAP”). However, the amounts included in the EBITDA calculation are derived from amounts included in our consolidated financial statements. EBITDA should not be considered as an alternative to net income or operating income, as an indication of our operating performance or as an alternative to operating cash flow as a measure of liquidity. EBITDA is not necessarily comparable to similarly titled measures of other companies. EBITDA is presented here because it is a widely used financial indicator used by investors and analysts to measure performance. EBITDA is also used by our management for internal analysis and as a basis for compliance with financial covenants. Our historical EBITDA for the past five years is reconciled to net income in footnote 2 to the table in “Item 6. Selected Financial Data” of HEP’s 2018 10-K. Holly Energy Partners (NYSE: HEP) 15